                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-60239 and 333-89515) of Artisan Components, Inc. of our report dated October 25, 1999 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.


PricewaterhouseCoopers LLP
San Jose, California
December 9, 1999